UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2013

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	45-5010536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(419) 672-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2013, MPLX LP issued a press release announcing first quarter 2013 earnings. Among other items, the press release reports first quarter 2013 net income attributable to MPLX LP of $17.6 million. The press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 30, 2013, issued by MPLX LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: April 30, 2013	By:	/s/ Michael G. Braddock
Name: Michael G. Braddock
Title: Vice President and Controller